SUMMARY PROSPECTUS October 28, 2016

MFS® Institutional Large Cap Value Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at institutionalfunds.mfs.com.  You can also get this information at no cost by calling 1-877-960-6077 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated October 28, 2016, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

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Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.55%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.70%
Fee Reductions and/or Expense Reimbursements[1]	(0.05)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.65%

1                 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.65% of the fund’s average daily net assets annually. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least October 31, 2017.

ILV-SUM-102816

MFS Institutional Large Cap Value Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fund Shares	$66	$219	$385	$866

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in issuers with large market capitalizations. MFS generally defines large market capitalization issuers as issuers with market capitalizations of at least $5 billion at the time of purchase.

MFS normally invests the fund’s assets primarily in U.S. equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

MFS focuses on investing the fund’s assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies).

MFS normally allocates the fund’s investments across different industries and sectors, but MFS may invest a significant percentage of the fund’s assets in issuers in a single or small number of industries or sectors.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

For purposes of the fund’s 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Equity Market/Company Risk: Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Foreign Risk:  Investments in securities of companies with significant foreign exposure can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions.

Value Company Risk:  The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Industry and Sector Focus Risk:  Issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions, and the fund’s performance will be affected by the conditions in the industries and sectors to which the fund is exposed.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-877-960-6077.

Bar Chart.

The total return for the nine-month period ended September 30, 2016, was 9.35%. During the period(s) shown in the bar chart, the highest quarterly return was 16.86% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (19.05)% (for the calendar quarter ended December 31, 2008).

MFS Institutional Large Cap Value Fund

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2015)

	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
Fund Shares	(0.58)%	11.64%	7.58%
Returns After Taxes on Distributions
Fund Shares	(9.98)%	8.47%	5.34%
Returns After Taxes on Distributions and Sale of Fund Shares
Fund Shares	7.41%	9.26%	5.97%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Russell 1000® Value Index	(3.83)%	11.27%	6.16%

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Nevin Chitkara	2006	Investment Officer of MFS
Steven Gorham	2002	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading.  Shares may be purchased through MFS Service Center, Inc. (MFSC). You can establish an account through your MFD or other MFS representative or by having your financial intermediary process your purchase. You may redeem your shares by contacting MFSC directly.

The minimum initial investment in the fund is generally $3 million. Generally, there is no minimum on subsequent investments.

The Board of Trustees of the fund has approved the liquidation and termination of the fund, which is scheduled for November 30, 2016. Shareholder approval of the liquidation is not required. Prior to the liquidation, the fund may begin to sell portfolio investments in anticipation of liquidation, and therefore may not be fully invested pursuant to its investment strategy for a period leading up to liquidation.  After September 28, 2016, the fund will be closed to all purchases except by existing investors and distribution reinvestment or other automatic investment plans. After November 28, 2016, the fund will be closed to all investment. MFS may authorize exceptions to this closure on a case-by-case basis.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.